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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08367

Evergreen Municipal Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:	Registrant is making an annual filing for one of its series, Evergreen North Carolina Municipal Bond Fund, for the year ended August 31, 2009. This series has August 31 fiscal year end.

Date of reporting period: August 31, 2009

Item 1 - Reports to Stockholders.

Evergreen North Carolina Municipal Bond Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
30	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
31	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

October 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen North Carolina Municipal Bond Fund for the twelve-month period ended August 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices continued to fall and job losses persisted. In September 2008, federal officials allowed for the collapse of Lehman Brothers, and the collateral damage from this event led to further collapse. Venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Early in 2009, the fixed income markets worried about deflation, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although stocks rallied in April after their March 9th lows, led by international and small cap stocks. Signs of stability emerged in the corporate credit markets as both issuance and performance improved. The price of oil surged in the second quarter of 2009, pulling most commodities higher, as gold gave back earlier gains and the dollar weakened. While recent data reflects an economy that is managing to climb from the depths of the past two quarters, we question whether the fundamentals are in place for sustainable growth, given that economic reports continue to display data that is simply “less bad” than the previous depths of the recession.

Employment trends in the United States remain troublesome. Personal incomes, induced by the stimulus, jumped in May but were flat in July. Also in July, spending rose 0.2% as the Cash for Clunkers program spurred demand, potentially reducing consumption growth in the months ahead. The Institute for Supply Management’s (ISM’s) manufacturing index surged to 52.9 in August from 48.9 in July, suggesting that the manufacturing sector (representing approximately 20% of economic output) is recovering as auto makers resume production and businesses add to inventories. The much larger services sector, though, remains sluggish, as measured by last month’s 48.4 reading in the ISM’s nonmanufacturing report. And the unemployment rate rose to 9.7% in August as the economy lost 216,000 jobs, bringing the total recession-induced employment contraction to 7.4 million. Until we see stabilization in homes

LETTER TO SHAREHOLDERS continued

prices and employment, we believe it is unlikely that catalysts for growth such as personal consumption and business investment will be able to propel the economy beyond anything other than “below potential” over the next several quarters. In this challenging environment, the Federal Reserve Board faces a difficult choice: raising interest rates too soon risks stalling the recovery; but waiting too long risks inflation.

During a volatile and challenging period in the capital markets, managers of Evergreen North Carolina Municipal Bond Fund positioned the portfolio conservatively, keeping the fund’s duration relatively short while looking for opportunities to upgrade the overall quality of portfolio holdings as market conditions warranted. Throughout the period, managers maintained a disciplined approach, seeking both total return and competitive yield through investments in tax-advantaged municipal securities.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy that seeks to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund were closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

FUND AT A GLANCE

as of August 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

Mathew M. Kiselak; Charles E. Jeanne, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 6/30/2009.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 1/11/1993

	Class A	Class B	Class C	Class I
Class inception date	1/11/1993	1/11/1993	3/27/2002	2/28/1994

Nasdaq symbol	ENCMX	ENCBX	ENCCX	ENCYX

Average annual return*

1-year with sales charge	-2.25%	-3.05%	0.88%	N/A

1-year w/o sales charge	2.63%	1.87%	1.87%	2.89%

5-year	1.26%	1.15%	1.50%	2.52%

10-year	3.25%	3.00%	3.20%	4.03%

Maximum sales charge	4.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class C prior to its inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Class C have not been adjusted to reflect the effect of its 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen North Carolina Municipal Bond Fund Class A shares versus a similar investment in the Barclays Capital Municipal Bond Index (BCMBI), the Barclays Capital North Carolina Municipal Bond Index (BCNCMBI) and the Consumer Price Index (CPI).

The BCMBI and the BCNCMBI are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

The value of municipal securities may be more sensitive to certain adverse conditions than other fixed income securities. Certain municipal securities may be highly illiquid. Municipal securities may lose their tax-exempt status if certain legal requirements are not met, or if federal or state tax laws change.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over less concentrated funds due to adverse developments within that state.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Since non-diversified funds may invest a greater percentage of their assets in a single issuer, these funds may face increased risk of price fluctuation over more diversified funds due to adverse developments impacting certain sectors or industries.

FUND AT A GLANCE continued

This section left intentionally blank

The fund’s yield will fluctuate and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax as well as local income taxes.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

All data is as of August 31, 2009, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 2.63% for the twelve-month period ended August 31, 2009, excluding any applicable sales charges. During the same period, the BCMBI returned 5.67% and the BCNCMBI returned 7.08%.

The fund’s objective is to seek current income exempt from federal income tax, other than the alternative minimum tax, and North Carolina state income tax as part of a long-term strategy of achieving tax-advantaged total return.

Investment process

The fiscal year experienced the ultimate in extremes, from a near total breakdown of markets and deepening recession at the beginning of the period to a substantial recovery in market order, with the worst of the recession probably behind us. By early January 2009 the municipal market began to recover as the effects of various stimulus plans began to rebuild confidence in the wake of all the broker and bank failures a quarter earlier. Initially it was tough going, as periods of volatility and illiquidity came and went, but markets slowly became more stable.

By the end of the second quarter of 2009, the municipal market was recovering nicely from the chaos of the financial crisis. This represented a period of confidence and stability building for the municipal market from the standpoint of an orderly and properly functioning market place. It has improved dramatically from last year, and most market participants are quite comfortable operating in this environment. Investors have found it necessary to move further down the credit spectrum and into a wider range of sectors in search of higher returns. Large flows of money are moving into mutual funds, as investors look at the relative attractiveness of fund yields versus individual bonds, which are more reflective of the low prevailing interest rates. The asset class has regained much respect as retail investors realize its overall credit strength and are no longer influenced by the municipal insurance industry collapse and the negative headlines surrounding the sector. Municipal credits have been evaluated based on their own financial merits instead of the strength of the insurer for some time now.

Improvements in these areas have facilitated a huge rally in high yield bonds as investors seek better returns in this sector, which was oversold during much of the credit crisis and beyond. Investors are differentiating between credits more than they did in the past, and credit analysis is making a difference among the better performing portfolios in this sector.

The introduction in April 2009 of Build America Bonds (BABs)—taxable municipals at the federal level, tax-exempt at the state level—had a dramatic effect on the muni market. BABs refocused investors’ attention on the relationship between the taxable and tax-free markets. When the first few BABs deals were priced, munis were still relatively cheap and staged an impressive rally as the divergent behavior of the two markets once again became

PORTFOLIO MANAGER COMMENTARY continued

more correlated. Demand for traditional municipal bonds increased since it was feared that BABs would pull supply from the traditional tax-exempt market. These concerns are not unfounded, as about one-third of new municipal deals are now using the BABs structure. Municipal issuers can generally save about 50 basis points versus traditional long tax-exempt debt financing.

As the events of the year unfolded we took steps to reduce risk and improve returns as the municipal market fluctuated through various phases. Lower-rated municipals were initially way out of favor at the beginning of the fiscal year but managed to regain much of their appeal by the end of the period. We lightened up our overall exposure to this sector when opportunities were present which reduced our vulnerability to widening credit spreads. However, large redemptions came through and we were also forced to sell at unfavorable times in order to avoid being pushed outside the guidelines of the fund. This tended to be an offsetting factor. As the year progressed we generally purchased high-grade bonds in more conservative sectors to avoid further risk, as AAA and AA rated bonds provided stability and performance during market volatility. As the final quarter of the fiscal year came to a close the municipal market was feeling good again. We adjusted our strategy in an effort to take better advantage of the changing market. This was accomplished by extending out the curve by selling short bonds, which had little room to run, and buying long bonds, where the curve was anticipated to flatten due to lack of supply as a result of BABs issuance. We also began to move back into the high yield sector as interest and liquidity returned with more money flowing back into the sector. We were selectively buying more conservative sector, lower-rated credits such as power, transportation, health care, and education bonds. While these market sectors were in great demand, we took the opportunity to sell some credits that had risk/return profiles we felt didn’t justify holding onto them. This was done to improve the portfolio’s overall credit strength. This strategy has served us well as we expect these trends to continue into the fourth quarter of 2009.

Contributors to performance

The fund’s exposure to the health care, education, and electric power sectors had a positive effect on performance, as credit spreads compressed during the quarter.

Detractors from performance

The fund’s larger exposure to the short and intermediate part of the yield curve for much of the period detracted from performance, and so we increased exposure to the long end of the curve, especially in the last quarter of the fiscal year. Having less exposure to the high-yield sector of the market also detracted, as credit spreads compressed during the quarter. We increased our exposure to this sector in the final quarter of the fiscal year. The duration of the fund, which was shorter than the index, also detracted from results, since it contained many bonds priced to shorter calls. We extended the duration near the end of the fiscal year. In addition, the fund experienced large redemptions, which had an

PORTFOLIO MANAGER COMMENTARY continued

effect on performance, as we are required to sell bonds with lower ratings or bonds from certain sectors to maintain proper diversification and exposure. Many redemptions were made during volatile and illiquid periods, when bids were weak and at concessions to evaluations.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2009 to August 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	3/1/2009	8/31/2009	During Period*

Actual
Class A	$1,000.00	$1,052.01	$4.45
Class B	$1,000.00	$1,048.07	$8.31
Class C	$1,000.00	$1,048.07	$8.31
Class I	$1,000.00	$1,053.33	$3.16
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,020.87	$4.38
Class B	$1,000.00	$1,017.09	$8.19
Class C	$1,000.00	$1,017.09	$8.19
Class I	$1,000.00	$1,022.13	$3.11

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.86% for Class A, 1.61% for Class B, 1.61% for Class C and 0.61% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended August 31,

Class A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.80	$10.00	$10.30	$10.44	$10.47

Income from investment operations
Net investment income (loss)	0.39	0.39	0.38	0.39	0.38
Net realized and unrealized gains or losses on investments	(0.15)	(0.20)	(0.30)	(0.14)	(0.03)

Total from investment operations	0.24	0.19	0.08	0.25	0.35

Distributions to shareholders from
Net investment income	(0.40)	(0.39)	(0.38)	(0.38)	(0.38)
Net realized gains	0	0	0	(0.01)	0

Total distributions to shareholders	(0.40)	(0.39)	(0.38)	(0.39)	(0.38)

Net asset value, end of period	$9.64	$9.80	$10.00	$10.30	$10.44

Total return[1]	2.63%	1.90%	0.67%	2.54%	3.42%

Ratios and supplemental data
Net assets, end of period (thousands)	$51,028	$54,680	$59,828	$66,176	$74,119
Ratios to average net assets
Expenses including waivers/reimbursements and interest and fee expense but excluding expense reductions	0.87%	0.89%	0.93%	0.87%[2]	0.86%
Expenses including interest and fee expense but excluding waivers/reimbursements and expense reductions	0.87%	0.92%	0.98%	0.92%[2]	0.88%
Expenses including waivers/reimbursements but excluding expense reductions and interest and fee expense	0.87%	0.84%	0.84%	0.84%	0.86%
Interest and fee expense[3]	0.00%	0.05%	0.09%	0.03%	0.00%
Net investment income (loss)	4.22%	3.88%	3.71%	3.78%	3.66%
Portfolio turnover rate	48%	78%	72%	83%	36%

1	Excluding applicable sales charges
2	Ratio is adjusted for interest and fee expense relating to inverse floating-rate obligations which is not considered material to previously issued financial statements.
3	Interest and fee expense ratio relates to interest and fees associated with borrowings and/or leverage transactions.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended August 31,

Class B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.80	$10.00	$10.30	$10.44	$10.47

Income from investment operations
Net investment income (loss)	0.32	0.31	0.30	0.31	0.31
Net realized and unrealized gains or losses on investments	(0.15)	(0.20)	(0.29)	(0.13)	(0.03)

Total from investment operations	0.17	0.11	0.01	0.18	0.28

Distributions to shareholders from
Net investment income	(0.33)	(0.31)	(0.31)	(0.31)	(0.31)
Net realized gains	0	0	0	(0.01)	0

Total distributions to shareholders	(0.33)	(0.31)	(0.31)	(0.32)	(0.31)

Net asset value, end of period	$9.64	$9.80	$10.00	$10.30	$10.44

Total return[1]	1.87%	1.13%	(0.08)%	1.82%	2.70%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,684	$5,141	$6,218	$7,861	$11,332
Ratios to average net assets
Expenses including waivers/reimbursements and interest and fee expense but excluding expense reductions	1.62%	1.64%	1.68%	1.61%[2]	1.58%
Expenses including interest and fee expense but excluding waivers/reimbursements and expense reductions	1.62%	1.64%	1.68%	1.61%[2]	1.58%
Expenses including waivers/reimbursements but excluding expense reductions and interest and fee expense	1.62%	1.59%	1.59%	1.58%	1.58%
Interest and fee expense[3]	0.00%	0.05%	0.09%	0.03%	0.00%
Net investment income (loss)	3.48%	3.13%	2.96%	3.03%	2.94%
Portfolio turnover rate	48%	78%	72%	83%	36%

1	Excluding applicable sales charges
2	Ratio is adjusted for interest and fee expense relating to inverse floating-rate obligations which is not considered material to previously issued financial statements.
3	Interest and fee expense ratio relates to interest and fees associated with borrowings and/or leverage transactions.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended August 31,

Class C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.80	$10.00	$10.30	$10.44	$10.47

Income from investment operations
Net investment income (loss)	0.32	0.31	0.30	0.31	0.31
Net realized and unrealized gains or losses on investments	(0.15)	(0.20)	(0.29)	(0.13)	(0.03)

Total from investment operations	0.17	0.11	0.01	0.18	0.28

Distributions to shareholders from
Net investment income	(0.33)	(0.31)	(0.31)	(0.31)	(0.31)
Net realized gains	0	0	0	(0.01)	0

Total distributions to shareholders	(0.33)	(0.31)	(0.31)	(0.32)	(0.31)

Net asset value, end of period	$9.64	$9.80	$10.00	$10.30	$10.44

Total return[1]	1.87%	1.13%	(0.08)%	1.82%	2.70%

Ratios and supplemental data
Net assets, end of period (thousands)	$4,805	$5,239	$5,734	$5,744	$5,578
Ratios to average net assets
Expenses including waivers/reimbursements and interest and fee expense but excluding expense reductions	1.62%	1.64%	1.68%	1.61%[2]	1.58%
Expenses including interest and fee expense but excluding waivers/reimbursements and expense reductions	1.62%	1.64%	1.68%	1.61%[2]	1.58%
Expenses including waivers/reimbursements but excluding expense reductions and interest and fee expense	1.62%	1.59%	1.59%	1.58%	1.58%
Interest and fee expense[3]	0.00%	0.05%	0.09%	0.03%	0.00%
Net investment income (loss)	3.47%	3.12%	2.96%	3.03%	2.93%
Portfolio turnover rate	48%	78%	72%	83%	36%

1	Excluding applicable sales charges
2	Ratio is adjusted for interest and fee expense relating to inverse floating-rate obligations which is not considered material to previously issued financial statements.
3	Interest and fee expense ratio relates to interest and fees associated with borrowings and/or leverage transactions.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended August 31,

Class I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.80	$10.00	$10.30	$10.44	$10.47

Income from investment operations
Net investment income (loss)	0.42	0.41	0.41	0.41	0.41
Net realized and unrealized gains or losses on investments	(0.16)	(0.20)	(0.30)	(0.13)	(0.03)

Total from investment operations	0.26	0.21	0.11	0.28	0.38

Distributions to shareholders from
Net investment income	(0.42)	(0.41)	(0.41)	(0.41)	(0.41)
Net realized gains	0	0	0	(0.01)	0

Total distributions to shareholders	(0.42)	(0.41)	(0.41)	(0.42)	(0.41)

Net asset value, end of period	$9.64	$9.80	$10.00	$10.30	$10.44

Total return	2.89%	2.15%	0.92%	2.85%	3.72%

Ratios and supplemental data
Net assets, end of period (thousands)	$153,115	$275,112	$444,672	$555,403	$565,799
Ratios to average net assets
Expenses including waivers/reimbursements and interest and fee expense but excluding expense reductions	0.62%	0.64%	0.68%	0.61%[1]	0.58%
Expenses including interest and fee expense but excluding waivers/reimbursements and expense reductions	0.62%	0.64%	0.68%	0.61%[1]	0.58%
Expenses including waivers/reimbursements but excluding expense reductions and interest and fee expense	0.62%	0.59%	0.59%	0.58%	0.58%
Interest and fee expense[2]	0.00%	0.05%	0.09%	0.03%	0.00%
Net investment income (loss)	4.47%	4.12%	3.96%	4.03%	3.93%
Portfolio turnover rate	48%	78%	72%	83%	36%

1	Ratio is adjusted for interest and fee expense relating to inverse floating-rate obligations which is not considered material to previously issued financial statements.
2	Interest and fee expense ratio relates to interest and fees associated with borrowings and/or leverage transactions.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

August 31, 2009

	Principal
	Amount	Value

MUNICIPAL OBLIGATIONS 98.3%
AIRPORT 1.6%
Charlotte, NC Arpt. RB, Ser. B, 6.00%, 07/01/2015, (Insd. by MBIA)	$2,755,000	$2,786,490
Metropolitan Washington, DC Arpt. Auth. Sys. RB, Ser. B, 0.00%, 10/01/2039 ¤	5,000,000	678,650

		3,465,140

CONTINUING CARE RETIREMENT COMMUNITY 6.0%
North Carolina Med. Care Commission Hlth. Care Facs. RB, First Mtge., Presbyterian Homes Proj.:
5.40%, 10/01/2027	1,000,000	841,750
5.50%, 10/01/2031	2,000,000	1,555,420
5.60%, 10/01/2036	1,500,000	1,145,025
North Carolina Med. Care Commission Retirement Facs. RB:
Cypress Glen Proj.:
Ser. B, 4.00%, 10/01/2026	2,750,000	2,745,683
Ser. C, 4.65%, 10/01/2034	2,000,000	1,998,760
First Mtge. Givens Estates Proj.:
5.00%, 07/01/2033	1,000,000	786,030
Ser. A, 6.375%, 07/01/2023	3,000,000	3,552,540

		12,625,208

EDUCATION 15.9%
Austin, NC RB, Univ. of North Carolina Chapel Hill Proj., Ser. 2008-1085, 9.14%, 12/01/2036 +	10,000,000	10,667,600
North Carolina Capital Facs. Fin. Agcy. RB, Duke Univ. Proj., Ser. A, 5.00%, 10/01/2044	14,400,000	14,613,840
University of North Carolina Charlotte RB, Ser. B, 5.00%, 04/01/2036	4,000,000	4,124,560
University of North Carolina RB, Ser. A, 5.00%, 10/01/2034	4,235,000	4,301,913

		33,707,913

ELECTRIC REVENUE 22.3%
North Carolina Eastern Muni. Power Agcy. Power Sys. RB:
Ser. A:
5.00%, 01/01/2021	5,000,000	5,808,350
6.50%, 01/01/2018	3,750,000	4,336,650
Ser. C, 6.00%, 01/01/2018, (Insd. by AMBAC)	11,100,000	12,450,426
North Carolina Eastern Muni. Power Agcy. Power Sys. RRB, Ser. C, 7.00%, 01/01/2013, (Insd. by MBIA)	3,400,000	3,654,218
North Carolina Muni. Power Agcy. RB, Catawba Nuclear Power Proj.:
5.50%, 01/01/2013	10,000,000	10,920,600
Ser. B, 6.375%, 01/01/2013	5,000,000	5,110,300
Puerto Rico Elec. Power Auth. RB, Ser. W, 5.50%, 07/01/2038	5,000,000	4,992,400

		47,272,944

GENERAL OBLIGATION – STATE 1.3%
North Carolina GO, Pub. Impt., Ser. A, 5.00%, 03/01/2020	2,540,000	2,796,489

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2009

	Principal
	Amount	Value

MUNICIPAL OBLIGATIONS continued
HOSPITAL 14.8%
Charlotte-Mecklenburg, NC Hosp. Auth. RRB, Hlth. Care Sys., Ser. A:
5.00%, 01/15/2027	$1,885,000	$1,901,739
5.25%, 01/15/2034	2,000,000	2,023,500
5.25%, 01/15/2039	4,650,000	4,673,622
Klamath Falls, OR Intercommunity Hosp. Auth. RB, Merle West Med. Ctr. Proj., 5.20%, 09/01/2009	150,000	150,000
New Hanover Cnty., NC Hosp. Auth. RB, New Hanover Regl. Med. Ctr. Proj., 5.125%, 10/01/2031	1,800,000	1,816,146
North Carolina Johnston Mem. Hosp. Auth. RB, Johnston Mem. Hosp. Proj., Ser. A, 5.25%, 10/01/2036	8,000,000	8,110,000
North Carolina Med. Care Commission RB:
Grace Hosp., Inc., 5.25%, 10/01/2013	3,825,000	3,828,710
Southeastern Regl. Med. Ctr., 5.50%, 06/01/2015	2,365,000	2,439,663
Stanley Mem. Hosp. Proj., 5.375%, 10/01/2014, (Insd. by AMBAC)	5,000,000	5,003,600
Transylvania Cmnty. Hosp., Inc.:
5.50%, 10/01/2012	500,000	489,325
5.75%, 10/01/2019	1,090,000	927,394

		31,363,699

HOUSING 1.7%
North Carolina HFA RB:
Ser. 08-A:
6.00%, 07/01/2011	355,000	357,240
6.10%, 07/01/2013	410,000	412,112
Ser. 09-A, 5.60%, 07/01/2016	2,125,000	2,132,352
North Carolina HFA SFHRB, Ser. JJ, 6.15%, 03/01/2011	605,000	606,137

		3,507,841

INDUSTRIAL DEVELOPMENT REVENUE 6.0%
Columbus Cnty., NC Indl. Facs. PCRB, Intl. Paper Co. Proj., Ser. A, 5.85%, 12/01/2020	3,450,000	3,258,146
Haywood Cnty., NC Indl. Facs. & PCRRB, Solid Waste Disposal Proj., 6.40%, 11/01/2024	1,000,000	979,960
Wake Cnty., NC Indl. Facs. & PCRRB, Carolina Power & Light Co. Proj., 5.375%, 02/01/2017	8,130,000	8,439,590

		12,677,696

MISCELLANEOUS REVENUE 4.1%
Virgin Islands Pub. Fin. Auth. RB, Ser. A, 6.75%, 10/01/2037	3,500,000	3,553,655
Virgin Islands Pub. Fin. Auth. RRB, Ser. A, 5.40%, 10/01/2012	5,000,000	5,054,000

		8,607,655

PRE-REFUNDED 1.9%
Charlotte, NC COP, Pub. Safety Facs. Proj., Ser. B, 5.50%, 12/01/2020	3,695,000	3,961,927

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2009

	Principal
	Amount	Value

MUNICIPAL OBLIGATIONS continued
TRANSPORTATION 7.3%
North Carolina Turnpike Auth. RB, Ser. A, 5.75%, 01/01/2039	$6,500,000	$6,741,735
Puerto Rico Hwy. & Trans. Auth. RB, Ser. Y, 5.50%, 07/01/2036, (Insd. by MBIA)	7,150,000	8,629,120

		15,370,855

WATER & SEWER 15.4%
Cape Fear, NC Water & Sewer Sys. RB:
5.00%, 08/01/2024	300,000	326,955
5.00%, 08/01/2028	1,000,000	1,066,620
5.00%, 08/01/2031	5,000,000	5,226,600
5.00%, 08/01/2035	10,000,000	10,326,400
Charlotte, NC Water & Sewer Sys. RB, 5.00%, 07/01/2038	6,480,000	6,752,030
Commonwealth of Puerto Rico Aqueduct & Sewer Auth. RRB, Sr. Lien, Ser. A, 6.00%, 07/01/2044	700,000	699,930
Raleigh, NC Comb Enterprise Sys. RB, Ser. A, 5.00%, 03/01/2036	5,000,000	5,168,000
Winston-Salem, NC Water & Sewer Sys. RB, 5.00%, 06/01/2039	2,950,000	3,067,528

		32,634,063

Total Municipal Obligations (cost $199,249,834)		207,991,430

SHORT-TERM INVESTMENTS 0.9%
COMMERCIAL PAPER 0.9%
Industrial Development Revenue 0.9%
West Baton Rouge Parish, LA Indl. Dist. No. 3 RB, The Dow Chemical Co. Proj., 3.50%, 09/03/2009 (cost $2,000,000)	2,000,000	2,000,000

Total Investments (cost $201,249,834) 99.2%		209,991,430
Other Assets and Liabilities 0.8%		1,641,093

Net Assets 100.0%		$211,632,523

¤

Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from accretion of discount at acquisition.

+	Inverse floating rate security

Summary of Abbreviations
AMBAC	American Municipal Bond Assurance Corp.
COP	Certificates of Participation
GO	General Obligation
HFA	Housing Finance Authority
MBIA	Municipal Bond Investors Assurance Corp.
PCRB	Pollution Control Revenue Bond
PCRRB	Pollution Control Refunding Revenue Bond
RB	Revenue Bond
RRB	Refunding Revenue Bond
SFHRB	Single Family Housing Revenue Bond

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2009

The following table shows the percent of total investments by geographic location as of August 31, 2009:

North Carolina	87.7%
Puerto Rico	6.8%
U.S. Virgin Islands	4.1%
Louisiana	1.0%
District of Columbia	0.3%
Oregon	0.1%

100.0%

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of August 31, 2009 (unaudited):

AAA	26.9%
AA	37.3%
A	17.9%
BBB	11.1%
NR	6.8%

100.0%

The following table shows the percent of total bonds based on effective maturity as of August 31, 2009 (unaudited):

Less than 1 year	2.3%
1 to 3 year(s)	2.4%
3 to 5 years	15.9%
5 to 10 years	22.2%
10 to 20 years	8.6%
20 to 30 years	40.9%
Greater than 30 years	7.7%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $201,249,834)	$209,991,430
Receivable for securities sold	1,745,625
Receivable for Fund shares sold	138,894
Interest receivable	2,601,199
Prepaid expenses and other assets	11,204

Total assets	214,488,352

Liabilities
Dividends payable	589,423
Payable for securities purchased	1,704,728
Payable for Fund shares redeemed	72,955
Due to custodian bank	442,001
Advisory fee payable	2,436
Distribution Plan expenses payable	554
Due to other related parties	4,326
Accrued expenses and other liabilities	39,406

Total liabilities	2,855,829

Net assets	$211,632,523

Net assets represented by
Paid-in capital	$224,918,707
Undistributed net investment income	115,543
Accumulated net realized losses on investments	(22,143,323)
Net unrealized gains on investments	8,741,596

Total net assets	$211,632,523

Net assets consists of
Class A	$51,028,068
Class B	2,684,390
Class C	4,804,658
Class I	153,115,407

Total net assets	$211,632,523

Shares outstanding (unlimited number of shares authorized)
Class A	5,294,311
Class B	278,516
Class C	498,501
Class I	15,885,951

Net asset value per share
Class A	$9.64
Class A — Offering price (based on sales charge of 4.75%)	$10.12
Class B	$9.64
Class C	$9.64
Class I	$9.64

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended August 31, 2009

Investment income
Interest	$11,965,677
Income from affiliated issuers	75,072

Total investment income	12,040,749

Expenses
Advisory fee	994,100
Distribution Plan expenses
Class A	122,710
Class B	38,301
Class C	48,792
Administrative services fee	236,691
Transfer agent fees	33,974
Trustees’ fees and expenses	5,501
Printing and postage expenses	31,773
Custodian and accounting fees	64,724
Registration and filing fees	41,370
Professional fees	41,024
Interest and fee expense	6,633
Other	6,924

Total expenses	1,672,517
Less: Expense reductions	(687)
Fee waivers	(106)

Net expenses	1,671,724

Net investment income	10,369,025

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(12,975,828)
Net change in unrealized gains or losses on securities in unaffiliated issuers	3,736,529

Net realized and unrealized gains or losses on investments	(9,239,299)

Net increase in net assets resulting from operations	$1,129,726

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2009		2008

Operations
Net investment income		$10,369,025		$17,995,695
Net realized losses on investments		(12,975,828)		(6,350,114)
Net change in unrealized gains or losses on investments		3,736,529		(1,598,651)

Net increase in net assets resulting from operations		1,129,726		10,046,930

Distributions to shareholders from
Net investment income
Class A		(2,087,538)		(2,217,636)
Class B		(133,962)		(174,886)
Class C		(170,824)		(159,683)
Class I		(8,023,144)		(15,492,618)

Total distributions to shareholders		(10,415,468)		(18,044,823)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	809,839	7,595,348	723,688	7,249,992
Class B	31,078	293,742	14,632	144,260
Class C	46,535	433,000	72,140	715,175
Class I	2,236,291	20,624,638	4,765,383	47,562,469

		28,946,728		55,671,896

Net asset value of shares issued in reinvestment of distributions
Class A	145,451	1,356,789	153,064	1,519,728
Class B	6,812	63,328	9,108	90,503
Class C	11,417	106,483	10,481	104,026
Class I	48,827	455,900	50,331	499,616

		1,982,500		2,213,873

Automatic conversion of Class B shares to Class A shares
Class A	129,782	1,214,014	34,670	346,501
Class B	(129,782)	(1,214,014)	(34,670)	(346,501)

		0		0

Payment for shares redeemed
Class A	(1,371,585)	(12,886,844)	(1,313,973)	(13,110,567)
Class B	(154,244)	(1,422,505)	(86,258)	(864,349)
Class C	(94,178)	(877,053)	(121,303)	(1,223,823)
Class I	(14,477,536)	(134,996,554)	(21,208,856)	(210,969,222)

		(150,182,956)		(226,167,961)

Net decrease in net assets resulting from capital share transactions		(119,253,728)		(168,282,192)

Total decrease in net assets		(128,539,470)		(176,280,085)
Net assets
Beginning of period		340,171,993		516,452,078

End of period		$211,632,523		$340,171,993

Undistributed net investment income		$115,543		$162,017

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen North Carolina Municipal Bond Fund (the “Fund”) is a non-diversified series of Evergreen Municipal Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through October 26, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

NOTES TO FINANCIAL STATEMENTS continued

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

c. Inverse floating-rate obligations

The Fund may participate in inverse floating-rate obligation (“Inverse Floater”) structures whereby a fixed-rate bond (“Fixed-Rate Bond”) purchased by the Fund is transferred to a tender option bond trust (“TOB Trust”). The TOB Trust issues floating-rate notes (“Floating-Rate Notes”) to third-parties, which are collateralized by the Fixed-Rate Bond, and the Fund buys a residual interest in the TOB Trust’s assets and cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the Fixed-Rate Bond held by the TOB Trust transferred to the Fund, thereby collapsing the TOB Trust. The Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Schedule of Investments, and accounts for the Floating-Rate Notes as a liability in the Fund’s Statement of Assets and Liabilities. The Floating-Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes for redemption at par at each reset date. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status.

NOTES TO FINANCIAL STATEMENTS continued

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryovers. During the year ended August 31, 2009, the following amounts were reclassified:

Paid-in capital	$(2,710,397)
Undistributed net investment income	(31)
Accumulated net realized losses on investments	2,710,428

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.42% and declining to 0.27% as average daily net assets increase. For the year ended August 31, 2009, the advisory fee was equivalent to an annual rate of 0.42% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated

NOTES TO FINANCIAL STATEMENTS continued

automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

Shareholders approved the new advisory agreement between the Fund and EIMC on February 12, 2009.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended August 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $106.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended August 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

NOTES TO FINANCIAL STATEMENTS continued

For the year ended August 31, 2009, EIS received $6,318 from the sale of Class A shares and $8,050 and $82 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $112,439,632 and $224,842,125, respectively, for the year ended August 31, 2009.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant
		Other	Significant
		Observable	Unobservable
	Quoted Prices	Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Debt securities issued by states in the U.S. and its political subdivisions	$0	$207,991,430	$0	$207,991,430
Short-term investments	0	2,000,000	0	2,000,000

	$0	$209,991,430	$0	$209,991,430

Further details on the major security types listed above can be found in the Schedule of Investments.

On August 31, 2009, the aggregate cost of securities for federal income tax purposes was $201,268,165. The gross unrealized appreciation and depreciation on securities based on tax cost was $9,158,324 and $435,059, respectively, with a net unrealized appreciation of $8,723,265.

As of August 31, 2009, the Fund had $12,746,699 in capital loss carryovers for federal income tax purposes with $753,148 expiring in 2015, $1,458,697 expiring in 2016 and $10,534,854 expiring in 2017.

NOTES TO FINANCIAL STATEMENTS continued

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of August 31, 2009, the Fund incurred and will elect to defer post-October losses of $9,378,293.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended August 31, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Undistributed		Carryovers and	Temporary
Exempt-Interest	Unrealized	Post-October	Book/Tax
Income	Appreciation	Losses	Differences

$729,871	$8,723,265	$22,124,992	$(614,328)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended August 31,

	2009	2008

Ordinary Income	$35,822	$30,339
Exempt-Interest Income	10,379,646	18,014,484

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%.

During the year ended August 31, 2009, the Fund had average borrowings outstanding of $216,765 at an average rate of 3.06% and paid interest of $6,633.

11. CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and

NOTES TO FINANCIAL STATEMENTS continued

plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Municipal Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen North Carolina Municipal Bond Fund, a series of the Evergreen Municipal Trust, as of August 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen North Carolina Municipal Bond Fund as of August 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2009

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For the fiscal year ended August 31, 2009, the percentage representing the portion of distributions from net investment income, which is exempt from federal income tax, is 99.66%. The percentage of distributions subject to the federal alternative minimum tax and North Carolina state income tax will be reported to shareholders in January 2010.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

567752 rv6  10/2009

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of the series of the Registrant’s annual financial statements for the fiscal years ended August 31, 2009 and August 31, 2008, and fees billed for other services rendered by KPMG LLP.

	2009	2008

Audit fees	$27,200	$25,500
Audit-related fees	$0	$0
Tax fees (1)	$0	$1,948
Non-audit fees (2)	$570,000	$912,374
All other fees	$0	$0
(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chair of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Municipal Trust
By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: October 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: October 26, 2009

By:	/s/ Jeremy DePalma

Jeremy DePalma Principal Financial Officer

Date: October 26, 2009